VARIABLE ANNUITY ACCOUNT C
                    Aetna Life Insurance and Annuity Company

                      Supplement Dated September 3, 1996
                         to Prospectus Dated May 1, 1996

This supplement describes Series C of Aetna GET Fund (GET C), an investment option which may be available under the contract described by the prospectus to which this supplement is attached (Contract) and a guarantee offered by the Aetna Life Insurance and Annuity Company (Aetna) in connection with investments in GET C.

AETNA GET FUND - Series C

GET C seeks to achieve maximum total return without compromising a minimum targeted rate of return by participating in favorable equity market performance during a Guaranteed Period. GET C shares will be offered for a limited time period (Offering Period). Aetna reserves the right to reject amounts of less than $5,000 transferred to GET C. Aetna is the investment adviser to GET C. Aeltus Investment Management, Inc. is the sub-adviser to GET C.

THE GET FUND GUARANTEE

GET C will mature in five years (Maturity Date), which will end the Guaranteed Period for GET C. Aetna guarantees that the value of a GET C accumulation unit on the Maturity Date will not be less than the value of a GET C accumulation unit at the beginning of the Guaranteed Period. If necessary, Aetna will transfer funds from its General Account to GET C to offset any shortfall. THIS GUARANTEE DOES NOT APPLY TO WITHDRAWALS OR TRANSFERS MADE BEFORE THE MATURITY DATE. Such withdrawals or transfers are made at the actual accumulation unit value on the date of the transaction.

GET C is only available as an investment option during the accumulation period. GET C should not be selected if annuity payments or other withdrawals or transfers from GET C are expected to begin prior to the Maturity Date. Participants must transfer any portion of the value of their contract (Contract Value) held in GET C to another investment option before an annuity option is elected.

Prior to the Maturity Date, Aetna will send a notice to each contract owner/participant with amounts in GET C advising them of the Maturity Date and that another investment option must be elected. If no such election is made, on the Maturity Date Aetna will transfer the portion of the Contract Value based on GET C to another available series of GET Fund. If no GET Fund series is available, 50% of the Contract Value from GET C will be transferred to Aetna Variable Fund, a growth and income fund. The remaining 50% of the Contract Value from GET C will be transferred to Aetna Income Shares, a bond fund. The transfers would be made as of the next valuation date.

The following information supplements the Fee Table contained in the Prospectus:

AETNA GET FUND SERIES C ANNUAL  EXPENSES (As a percentage of average net assets)

                                        INVESTMENT                   OTHER                TOTAL FUND
                                        ADVISORY FEE*                EXPENSES**           ANNUAL EXPENSES
                                        ------------                 ---------            ---------------
Aetna GET Fund Series C                 0.60%                        0.15%                0.75%

* 0.25% during the Offering Period. Thereafter, a management fee at an annual rate of 0.60% will apply during the Guaranteed Period.

**       Administrative Services includes all other expenses of GET C.

See the prospectus for GET C for a more complete description of the Fund, including charges and expenses.


SEPARATE ACCOUNT ANNUAL EXPENSES
(As an annual percentage of average net asset value. The daily equivalent is deducted from the GET C Subaccount of the Separate Account.)

   Mortality and Expense Risk Charge                                                 1.25%
   GET Guarantee Charge (deducted daily during
    the Guaranteed Period)                                                           0.25%
   Administrative Expense Charge. We currently do not
     impose an Administrative Expense Charge. However,
     we reserve the right to deduct a daily charge from
     the Subaccounts equivalent on an annual basis
     to not more than 0.25%                                                          0.00%
                                                                                     -----
Total Separate Account Annual Expenses                                               1.50%

HYPOTHETICAL ILLUSTRATION (Example) - Aetna GET Fund Series C

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

Whether or not you withdraw or if you annuitize your Account, assuming a 5% annual return on assets, you would have paid the following expenses on a $1,000 investment at the end of the applicable time period.

                                        1 Year              3 Years              5 Years             10 Years
                                        ------              -------              -------             --------
Aetna GET Fund Series C                 $ 23                $ 70                 $ 120               $ 258

PERFORMANCE INFORMATION

Performance   information  for  the  investment  adviser  with  respect  to  its management of funds similar to the Fund described above is contained in the Fund's prospectus.

The following replaces the second paragraph under the section entitled "The Company":
The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

FORM No.  X81216.2(GET)                                   September 1996